U.S. GLOBAL INVESTORS FUNDS

Holmes Macro Trends Fund (the “Fund”)

Investor Class Shares

Supplement dated May 1, 2020, to the Prospectus dated May 1, 2020

IMPORTANT NOTICE REGARDING POTENTIAL CHANGES TO THE FUND’S NAME, INVESTMENT STRATEGIES AND PRIMARY BENCHMARK INDEX

At the March 27, 2020 meeting of the Board of Trustees (the “Board”) of U.S. Global Investors Funds, the Board approved, at the recommendation of U.S. Global Investors, Inc., the investment adviser to the Fund (“Adviser”), changes to the Fund’s name, investment strategies, and primary benchmark index, in order to highlight a focus on luxury goods-related investments.

The changes, which are summarized below, were anticipated to become effective on May 1, 2020, but have been postponed pending the resolution of regulatory considerations. As a result, the changes summarized below will not be implemented until further notice is made to shareholders, and shareholders are cautioned of the possibility that the changes may not be implemented.

The costs incurred in connection with implementing  the changes to the Fund, such as filing fees, costs incurred in connection with the filing, printing, and mailing of shareholder notices, and attendant legal expenses, among other costs, will be borne by the Adviser and not the Fund’s shareholders. Trading costs associated with transitioning the Fund’s current portfolio of investments, which are expected to be relatively minor, will be borne by the Fund. The Fund could also potentially realize taxable gains in connection with transitioning the Fund’s current portfolio of investments, which could expose the Fund’s shareholders to the possibility of a future capital gain distribution.

A summary of the anticipated changes to the Fund’s prospectus dated May 1, 2020, pending resolution of regulatory considerations and further notice to shareholders, is as follows:

1.	The Holmes Macro Trends Fund will be renamed the Global Luxury Goods Fund.

2.	The ticker symbol for the Global Luxury Goods Fund shall be USLUX.

3.	The primary benchmark index for the Global Luxury Goods Fund shall be the S&P Global Luxury Index.

4.	The section entitled “Principal Investment Strategies,” beginning on page 4 of the prospectus, will be deleted in its entirety and replaced as follows:

Under normal market conditions, the Global Luxury Goods Fund will invest at least 80% of its net assets (plus borrowings for investment purposes) in the securities of companies producing, processing, distributing, and manufacturing luxury products, services, or equipment. Luxury goods are defined as those products or services that are not essential to livelihood but are highly desired within a culture or society. Luxury products include apparel, textile products, automobiles, home and office products, jewelry, and leisure products such as music, recreation and sporting goods. Luxury services include commercial services, gaming, lodging, restaurants, passenger transportation and transit services, recreational and entertainment facilities, consumer product distribution, retail, consumer goods rental, educational services, and personal care services. The securities in which the fund may invest include common stocks, preferred stocks, convertible securities, rights and warrants, exchange-traded funds (“ETFs”) that represent interests in, or related to, luxury goods companies, and depository receipts (American Depository Receipts (ADRs) and Global Depository Receipts (GDRs)). The fund also may purchase call and put options and enter into covered option writing transactions. In addition, the fund may invest up to 15% of its net assets in illiquid securities.

The fund may invest a significant portion of its assets in foreign companies, including companies in emerging markets. The fund may invest in companies of any market capitalization.

The fund will invest in securities of companies with economic ties to countries throughout the world, including emerging markets and the U.S. Under normal market conditions, the fund will invest at least 40% of its assets in securities of companies that are economically tied to at least three countries other than the U.S. The fund may invest in companies which may be domiciled in one country but have economic ties to another country. In determining if a company is economically tied to a country, the fund will consider various factors, including the country in which the company’s principal operations are located; the country in which at least 50% of the company’s revenues or profits are derived from goods produced or sold, investments made, or services performed; the country in which the principal trading market is located; and the country in which the company is legally organized.

The fund may also invest in fixed-income securities of any credit quality and maturity, and the weighted average maturity of the portfolio may vary substantially over time. Up to 10% of the fund’s net assets may be invested in fixed-income securities rated below investment grade (“junk bonds”). Investment grade debt securities are debt securities rated in one of the top four categories by a national rating organization or, if unrated, determined by the Adviser to be of comparable quality. Certain fixed-income securities held by the fund may be illiquid.

The Adviser uses a matrix of “top-down” macro models and “bottom-up” micro stock selection models to determine weighting in countries, sectors and individual securities. The Adviser believes government policies are a precursor to change, and as a result, it monitors and tracks the fiscal and monetary policies of the world’s largest countries both in terms of economic stature and population. The Adviser focuses on historical and socioeconomic cycles, and it applies both statistical and fundamental models, including “growth at a reasonable price” (GARP), to identify companies with superior growth and value metrics. The Adviser overlays these explicit knowledge models with the tacit knowledge obtained by domestic and global travel for first-hand observation of local and geopolitical conditions, as well as specific companies and projects.

The Adviser’s “bottom-up” stock selection approach is generally characterized as growth at a reasonable price, which focuses on three key drivers: revenue growth, earnings growth and return on equity. The Adviser searches for growth companies that have strong fundamentals and are also trading at reasonable valuations.

The Adviser uses a matrix of statistical models to monitor market volatility and money flows, and as a result, the fund may at times maintain higher than normal cash levels. For example, the Adviser may take a temporary defensive position when the securities trading markets or the economy are experiencing excessive volatility, a prolonged general decline, or other adverse conditions.

5.	The section entitled “Principal Risks” will be revised to include the following risk disclosures:

Risks of Investing in the Luxury Goods Industry. Companies in the luxury goods industry may face intense competition and may be dependent on their ability to maintain brand image. Companies may be subject to changes in consumer preferences, and technologies employed by luxury goods companies may become obsolete. Companies in this industry are dependent on consumer spending and, as such, are likely to be sensitive to any downturns in the broader economy. Demand for products may be seasonal, and incorrect assessment of future demand can lead to overproduction or underproduction, which can impact company profitability.

Consumer Discretionary Sector Risk. Companies in the consumer discretionary sector are subject to risks associated with fluctuations in the performance of domestic and international economies, interest rate changes, increased competition and consumer confidence. The performance of such companies may also be affected by factors relating to levels of disposable household income, reduced consumer spending, changing demographics and consumer tastes, among others.

Large Capitalization Company Risk. The Fund’s investments in large capitalization companies may underperform other segments of the market because they may be less responsive to competitive challenges and opportunities and unable to attain high growth rates during periods of economic expansion.

Fixed-Income Securities Risk. The Fund may invest in fixed-income (debt) securities, which are generally subject to the following risks:

Credit Risk. The financial condition of an issuer of a fixed-income security may cause the issuer to default. A decline in an issuer’s credit rating may cause a decrease in the value of the security and an increase in investment risk and price volatility.

Extension Risk. If interest rates rise, repayments of principal on certain fixed-income securities may occur at a slower-than-expected rate and, as a result, the expected maturity of such securities could lengthen which could cause their value to decline.

Interest Rate Risk. An increase in interest rates typically causes a decrease in the value of fixed-income securities in which the Fund may invest. Given that interest rates are near historic lows, risks associated with rising rates may be heightened. Fixed- income securities with longer durations tend to be more sensitive to changes in interest rates, generally making them more volatile than fixed-income securities with shorter durations.

Prepayment Risk. Prepayment of fixed-income securities, which is more common when interest rates are declining, may shorten such securities’ maturity, reduce the Fund’s return and cause the Fund to reinvest in lower yielding securities.

Private Placement Risk. Privately issued securities, including those which may be sold only in accordance with Rule 144A under the Securities Act of 1933, as amended, are restricted securities that are not registered with the U.S. Securities and Exchange Commission. The liquidity of the market for specific privately issued securities may vary. Accordingly, the fund may not be able to redeem or resell its interests in a privately issued security at an advantageous time or at an advantageous price, which may result in a loss to the fund. Privately issued securities that the Adviser determines to be “illiquid” are subject to the fund’s policy of not investing more than 15% of its net assets in illiquid securities.

6.	The section entitled “Performance Information” on page 7 of the prospectus will be revised to include the following paragraph:

The fund changed its investment strategy on [date], 2020. Prior to that date, the fund invested in a diversified portfolio of equity and equity-related securities of companies in the S&P Composite 1500 Index, with a focus on companies achieving high return on invested capital metrics and an emphasis on mid-capitalization companies. Different investment strategies may lead to different performance results. The fund’s performance for periods prior to [date], 2020 reflects the investment strategy in effect prior to that date.

7.	The table entitled “Average Annual Total Returns” on page 7 of the prospectus, in the section entitled “Performance Information,” will be revised as follows:

Average Annual Total Returns
(For the periods ended December 31, 2019)
	1 Year	5 Years	10 Years
Global Luxury Goods Fund Return Before Taxes	13.70%	6.01%	7.85%
Return After Taxes on Distributions	12.96%	2.93%	5.78%
Return After Taxes on Distributions and Sale of Fund Shares	8.41%	3.62%	5.72%
S&P Global Luxury Index(1) (reflects no deduction for fees, expenses or taxes)	29.33%	8.45%	13.06%
S&P Composite 1500 TR (reflects no deduction for fees, expenses or taxes)	30.90%	11.46%	13.52%
(1)
Effective [date], 2020, the S&P Global Luxury Index replaced the S&P Composite 1500 Index as the fund’s primary benchmark. The Adviser believes that the S&P Global Luxury Index is the best comparative benchmark for the fund because it is comprised of 80 of the largest publicly-traded companies engaged in the production or distribution of luxury goods or the provision of luxury services that meet specific investibility requirements.

After-tax returns are calculated using the highest historic marginal individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than or equal to Return After Taxes on Distributions for the same period because of losses realized on the sale of fund shares.

8.
The sub-section entitled “Principal Investment Strategies” for the Global Luxury Goods Fund, beginning on page 37 of the prospectus, in the section entitled “Additional Information About Investment Objectives, Principal Investment Strategies and Related Risks,”  will be deleted in its entirety and replaced as follows:

PRINCIPAL INVESTMENT STRATEGIES

GLOBAL LUXURY GOODS FUND

Under normal market conditions, the Global Luxury Goods Fund will invest at least 80% of its net assets (plus borrowings for investment purposes) in the securities of companies producing, processing, distributing, and manufacturing luxury products, services, or equipment. Luxury goods are defined as those products or services that are not essential to livelihood but are highly desired within a culture or society. Luxury products include apparel, textile products, automobiles, home and office products, jewelry, and leisure products such as music, recreation and sporting goods. Luxury services include commercial services, gaming, lodging, restaurants, passenger transportation and transit services, recreational and entertainment facilities, consumer product distribution, retail, consumer goods rental, educational services, and personal care services. The securities in which the fund may invest include common stocks, preferred stocks, convertible securities, rights and warrants, exchange-traded funds (“ETFs”) that represent interests in, or related to, luxury goods companies, and depository receipts (American Depository Receipts (ADRs) and Global Depository Receipts (GDRs)). The fund may also participate in private placements.

The fund may, from time to time, invest a significant amount of its total assets in one or more of the sectors of the S&P Global Luxury Index. As a result of the Adviser’s earnings growth investment strategy, concentrations in the sectors may rotate depending on the earnings growth of the underlying companies in each sector. The fund may invest a significant portion of its assets in foreign companies, including companies in emerging markets. The fund may invest in companies of any market capitalization.

The fund will invest in securities of companies with economic ties to countries throughout the world, including emerging markets and the U.S. Under normal market conditions, the fund will invest at least 40% of its assets in securities of companies that are economically tied to at least three countries other than the U.S. The fund may invest in companies which may be domiciled in one country but have economic ties to another country. In determining if a company is economically tied to a country, the fund will consider various factors, including the country in which the company’s principal operations are located; the country in which at least 50% of the company’s revenues or profits are derived from goods produced or sold, investments made, or services performed; the country in which the principal trading market is located; and the country in which the company is legally organized.

The fund may also purchase call and put options, and the fund’s current intention is to purchase only exchange-traded options. The fund may purchase put options to hedge the fund’s portfolio against a possible loss, and the fund may purchase call options as a substitute to purchasing the underlying security. In an effort to enhance the fund’s risk-adjusted performance, the fund may enter into covered option writing transactions. The fund will not sell a covered option if, immediately thereafter, the aggregate value of the fund’s securities subject to outstanding covered options would exceed 50% of the value of the fund’s total assets.

The fund’s portfolio investments may include preferred stocks, corporate notes, bonds and debentures and securities issued and guaranteed as to principal and interest by the U.S. Government or its agencies or instrumentalities. The fund may invest up to 10% of its net assets in fixed-income securities rated below investment grade. Investment grade debt securities are debt securities rated in the category BBB- or higher by Standard & Poor or Baa3 or higher by Moody’s Investors Service, Inc. or the equivalent by another national rating organization or, if unrated, determined by the Adviser to be of comparable quality. The Adviser will have discretion to select the range of maturities of the various fixed-income securities in which the fund may invest and the weighted average life of the fund’s fixed-income securities may vary substantially from time to time depending on economic and market conditions. The fund may invest in debt securities of any maturity.

INVESTMENT PROCESSES

The Adviser uses a matrix of “top-down” macro models and “bottom-up” micro stock selection models to determine weighting in countries, sectors and individual securities. The Adviser believes government policies are a precursor to change, and as a result, it monitors and tracks the fiscal and monetary policies of the world’s largest countries both in terms of economic stature and population. The Adviser focuses on historical and socioeconomic cycles, and it applies both statistical and fundamental models, including “growth at a reasonable price” (GARP), to identify companies with superior growth and value metrics. The Adviser overlays these explicit knowledge models with the tacit knowledge obtained by domestic and global travel for first-hand observation of local and geopolitical conditions, as well as specific companies and projects.

The Adviser’s “bottom-up” stock selection approach is generally characterized as growth at a reasonable price, which focuses on three key drivers: revenue growth, earnings growth and return on equity. The Adviser searches for growth companies that have strong fundamentals and are also trading at reasonable valuations.

The Adviser uses a matrix of statistical models to monitor market volatility and money flows, and as a result, the fund may at times maintain higher than normal cash levels. For example, the Adviser may take a temporary defensive position when the securities trading markets or the economy are experiencing excessive volatility, a prolonged general decline, or other adverse conditions. Under these circumstances, the fund may invest up to 100% of its assets in U.S. government securities, short-term indebtedness, repurchase agreements, money market instruments, or other investment grade cash equivalents, each denominated in U.S. dollars, or any other freely convertible currency. When the fund is in a defensive investment position, it may not achieve its investment objective.

9.
The sub-section entitled “Related Risks” for the Global Luxury Goods Fund, beginning on page 44 of the prospectus, in the section entitled “Additional Information About Investment Objectives, Principal Investment Strategies and Related Risks,” will be revised to also include the following risk disclosures:

CONSUMER DISCRETIONARY RISK
The Fund’s investments are exposed to issuers conducting business in the Consumer Discretionary Sector. The manufacturing segment of the Consumer Discretionary Sector includes automotive, household durable goods, leisure equipment and textiles and apparel. The services segment includes hotels, restaurants and other leisure facilities, media production and services, and consumer retailing and services. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Consumer Discretionary Sector. The performance of companies operating in the Consumer Discretionary Sector has historically been closely tied to fluctuations in the performance of domestic and international economies, interest rate changes, increased competition and consumer confidence. The performance of such companies may also be affected by factors relating to levels of disposable household income, reduced consumer spending, changing demographics and consumer tastes, among others. Moreover, the Consumer Discretionary Sector encompasses those businesses that tend to be the most sensitive to economic cycles.

FIXED-INCOME SECURITIES RISK
The value of fixed-income (debt) securities depends generally on an issuer’s credit rating and the interest rate of the security. Fixed-income securities are generally subject to the following risks:

Credit Risk. The financial condition or perceived financial condition of an issuer of a fixed-income security may cause the issuer to default or become unable to pay interest or principal due on the security. If an issuer defaults, a fixed-income security could lose all of its value, be renegotiated at a lower interest rate or principal amount or become illiquid. Generally, investment risk and price volatility increase as a fixed-income security’s credit rating declines, which can cause the price of fixed-income securities to go down.

Extension Risk. If interest rates rise, repayments of principal on certain fixed-income securities may occur at a slower-than-expected rate and, as a result, the expected maturity of such securities could lengthen which could cause their value to decline.

Interest Rate Risk. The value of fixed-income securities may decline due to changes in prevailing interest rates. An increase in interest rates typically causes a decrease in the value of fixed-income securities in which the Fund may invest. Fixed-income securities with longer durations tend to be more sensitive to changes in interest rates, generally making them more volatile than fixed-income securities with shorter durations. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates. The longer the duration of the Fund’s debt securities, the more sensitive the Fund will be to interest rate changes

Prepayment Risk. Fixed-income securities may be subject to unanticipated prepayment, shortening the effective maturity of the security. As a result, prepayments may reduce the return on investment and cause increased price volatility in fixed-income securities. Such prepayments often occur during periods of declining interest rates, and may cause the Fund to reinvest its assets in lower yielding securities

LARGE CAPITALIZATION COMPANY RISK
Investments in large capitalization companies may go in and out of favor based on market and economic conditions and may underperform other market segments. Some large capitalization companies may be unable to respond quickly to new competitive challenges or to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. As such, returns on investments in stocks of large capitalization companies could trail the returns on investments in stocks of small and mid-sized capitalization companies.

PRIVATE PLACEMENT RISK
Investments in private placements are generally considered to be illiquid. Privately placed securities may be difficult to sell promptly or at reasonable prices and might thereby cause the fund difficulty in satisfying redemption requests. In addition, less information may be available about companies that make private placements than about publicly offered companies and such companies may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded. Privately placed securities are typically fair valued and generally have no secondary trading market; therefore, such investments may be more difficult to value than publicly traded securities. Difficulty in valuing a private placement may make it difficult to accurately determine the fund’s exposure to private placement investments, which could cause the fund to invest to a greater extent than permitted in illiquid investments and subject the fund to increased risks. Private placement investments may subject the fund to contingent liabilities in the event a private issuer is acquired by another company during the period it is held by the fund. Private placement investments may involve a high degree of business and financial risk and may result in substantial losses. These factors may have a negative effect on the fund’s performance.

RISK OF INVESTING IN THE LUXURY GOODS INDUSTRY
Companies in the luxury goods industry may face intense competition and may be dependent on their ability to maintain brand image. Companies may be subject to changes in consumer preferences, and technologies employed by luxury goods companies may become obsolete. Companies in this industry are dependent on consumer spending and, as such, are likely to be sensitive to any downturns in the broader economy. Demand for products may be seasonal, and incorrect assessment of future demand can lead to overproduction or underproduction, which can impact company profitability.

10.	The section entitled “Additional Information about the Indexes” will be revised to include the following:

The S&P Global Luxury Index is a broad-based capitalization-weighted index of 80 of the largest publicly traded companies engaged in the production or distribution of luxury goods or the provision of luxury services that meet specific investibility requirements.

* * *

For more information, please contact a Fund customer service representative toll free at
1-800-873-8637.

PLEASE RETAIN FOR FUTURE REFERENCE.

U.S. GLOBAL INVESTORS FUNDS

Holmes Macro Trends Fund (the “Fund”)

Investor Class Shares

Supplement dated May 1, 2020, to the Statement of Additional Information (“SAI”)
 dated May 1, 2020

IMPORTANT NOTICE REGARDING POTENTIAL CHANGES TO THE FUND’S NAME, INVESTMENT STRATEGIES AND PRIMARY BENCHMARK INDEX

At the March 27, 2020 meeting of the Board of Trustees (the “Board”) of U.S. Global Investors Funds, the Board approved, at the recommendation of U.S. Global Investors, Inc., the investment adviser to the Fund (“Adviser”), changes to the Fund’s name, investment strategies, and primary benchmark index, in order to highlight a focus on luxury goods-related investments.

The changes, which are summarized below, were anticipated to become effective on May 1, 2020, but have been postponed pending the resolution of regulatory considerations. As a result, the changes summarized below will not be implemented until further notice is made to shareholders, and shareholders are cautioned of the possibility that the changes may not be implemented.

The costs incurred in connection with implementing the changes to the Fund, such as filing fees, costs incurred in connection with the filing, printing, and mailing of shareholder notices, and attendant legal expenses, among other costs, will be borne by the Adviser and not the Fund’s shareholders. Trading costs associated with transitioning the Fund’s current portfolio of investments, which are expected to be relatively minor, will be borne by the Fund. The Fund could also potentially realize taxable gains in connection with transitioning the Fund’s current portfolio of investments, which could expose the Fund’s shareholders to the possibility of a future capital gain distribution.

A summary of the anticipated changes to the Fund’s SAI dated May 1, 2020, pending resolution of regulatory considerations and further notice to shareholders, is as follows:

1.	The Holmes Macro Trends Fund will be renamed the Global Luxury Goods Fund.

2.	The ticker symbol for the Global Luxury Goods Fund shall be USLUX.

3.	The primary benchmark index for the Global Luxury Goods Fund shall be the S&P Global Luxury Index.

4.	In the section entitled “General Information,” beginning on page 2 of the SAI, the fourth paragraph will be deleted in its entirety and replaced with the following:

Prior to the merger, U.S. Global Accolade Funds was an open-end management investment company and a Massachusetts business trust organized on April 16, 1993. The Emerging Europe Fund was a non-diversified series of the trust. The Holmes Macro Trends Fund was a diversified series of the trust. The Emerging Europe Fund commenced operations on March 31, 1997 and the Holmes Macro Trends Fund commenced operations on October 17, 1994. On March 19, 2013, the Eastern European Fund changed its name to the Emerging Europe Fund. On December 20, 2013, the Holmes Growth Fund changed its name to the Holmes Macro Trends Fund. The Holmes Macro Trends Fund changed its name to the Global Luxury Goods Fund effective [date], 2020.

* * *

For more information, please contact a Fund customer service representative toll free at
1-800-873-8637.

PLEASE RETAIN FOR FUTURE REFERENCE.